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                           BIA SMALL-CAP GROWTH FUND
                             BIA GROWTH EQUITY FUND




                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1999

--------------------------------------------------------------------------------
BIA SMALL-CAP GROWTH FUND
SEMI-ANNUAL REPORT
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

         November 30, 1999 was the midway point of the BIA Small-Cap Growth Fund's first fiscal year. We are pleased to provide the results of the Fund's initial reporting period. Since inception on June 28, 1999, the Fund's net asset value rose 23%, which compares favorably with the relevant indices against which we measure performance:

                                           Total return for 6/28/99 - 11/30/99 1
         BIA Small-Cap Growth Fund                         23.00%
         Russell 2000(R)Growth Index                       11.08%
         Russell 2000(R)Index                               1.75%
         S&P 500 Index                                      4.88%

         These performance results reflect the underlying earnings growth of the companies that are held in the Fund, as well as the significant strength in technology and health care investments for the reporting period. They also reflect, to some extent, the inherent volatility of the small capitalization sector in general.

         History has shown that carefully selected emerging growth companies have produced outstanding returns for investors who resolutely hold their shares while these companies have compounded their sales and earnings at high rates. Simply stated, this is the foundation of our investment philosophy.

         A consistent, long-term strategy built on this philosophy has been implemented by our highly experienced portfolio management and research team. The strategy is to identify smaller companies with high growth in earnings per share (20%+ annually) which address very large market opportunities with products or services that are sufficiently unique or superior to sustain the growth for many years. We seek a focused company management team with an articulated plan that we can monitor. These factors are combined to develop an investment thesis against which we can monitor the progress of each company in the portfolio. Our objective is to hold each company as long as its investment thesis remains intact.

         Our portfolio companies in the aggregate, have achieved earnings growth greater than 35% per year, and we currently anticipate growth at that rate to continue over the next three years. An additional benefit of this long-term strategy is low portfolio turnover, which since inception has been 24%. This low turnover creates a high level of tax efficiency for taxable investors. 2

         Along with Charlie Reid, Steve Rockwell, and Nick Coutros, I would like to welcome you to the BIA Small-Cap Growth Fund and look forward to a long and prosperous relationship for many years to come.

Frederick L. Meserve, Jr.
Portfolio Manager

-----------------------
1    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.
2 PORTFOLIO TURNOVER MAY NOT BE LIMITED DURING PERIODS OF SIGNIFICANT REDEMPTIONS OR WHEN, BASED UPON INVESTMENT CONSIDERATIONS, THE FUND'S MANAGER DEEMS IT APPROPRIATE TO MAKE CHANGES IN THE PORTFOLIO SECURITIES.

THE RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000(R) INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX WHICH IS WIDELY REGARDED TO BE REPRESENTATIVE OF SMALL-COMPANY STOCKS IN GENERAL. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 1999, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.


                                       1                    FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA GROWTH EQUITY FUND
SEMI-ANNUAL REPORT
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

         We are pleased to report the results of the BIA Growth Equity Fund for the period ending November 30, 1999. Since the Fund's inception on June 28, 1999, the net asset value has increased by 3.47%, as compared to the 4.88% increase in the S&P 500 Index. Although our goal is to outperform the benchmark over the long-term, in today's very narrow market environment, over 60% of the S&P 500's stocks are actually down year-to-date. Nevertheless, we are generally pleased with the Fund's early returns.

         Technology fever continues as the rise of Internet computing in 1999 reshapes every industry it touches. In the current market environment investors are rewarding companies somewhat indiscriminately if they appear to be even tangentially related to the Web and punishing those companies believed to be challenged by or replaced by the potential of the Internet.

         The Fund has benefited from the surge in technology stocks, and this sector now accounts for close to 30% of the Fund. Our challenge for 2000 will be to sort out where the large, long-term opportunities are and be ready to act when the inevitable shakeout in the technology sector occurs. We believe companies such as Oracle, Texas Instruments, Cisco and WorldCom will be major players in the continuing evolution of the digital world. At the same time, the underperformance of many stocks outside of the technology sector has created interesting opportunities to invest in undervalued growth companies in financial services, manufacturing and health care.

         As we near the end of 1999, the economy is showing signs of acceleration despite three interest rate hikes by the Federal Reserve in the last six months. Theoretically, the US should be experiencing a slowdown in interest rate sensitive sectors such as housing and consumer spending. In fact, most retailers (with some notable exceptions among the traditional department stores) are doing well and housing prices have continued to rise in response to strong demand. Consumer confidence is in a recovery mode after having been down most of the second half of the year. And why shouldn't the consumer be feeling flush? The stock market is up, thanks to the technology sector, employment rates are high and a global economic recovery appears to be taking shape. There is some risk that the Fed is "behind the curve" and may have waited too long to act. The Fed could jawbone or signal a tightening in early January to avoid letting the economy or the stock market overheat. Such action could take the equity markets by surprise, although the bond market might be reflecting such a scenario already, given the poor performance of bonds this fall and winter.

         Earlier this year the markets were very nervous about how Y2K might impact the near-term fundamentals of key industries such as technology, financial services and health care. We have seen only limited evidence of unusual business activity linked to Y2K concerns; the market has shared this observation and the "relief rally" in technology has been huge. Obviously, the Y2K event has not been fully played out and still represents an unknown going into the new year. Our view remains that there may be some inventory-related effect early in the year, but we are optimistic that technology spending trends will remain positive.

         Over the course of the year we reduced our exposure to the health care sector because of our growing concern about prospects for the drug stocks. We believe that the pharmaceutical sector will have a challenging year in 2000 because upcoming patent expirations, a lack of blockbuster drugs close to launch and negative political rhetoric aimed at the group will keep a cap on valuations.

                                       2                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA GROWTH EQUITY FUND
SEMI-ANNUAL REPORT (continued)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

         We anticipate that the Fed will be vigilant and continue on its path of raising rates which should have the impact of slowing the economy. If that scenario plays out, investors will seek companies with strong relative growth, which should bode well for the holdings in the Fund.


         Geoffrey R. B. Carey, CFA                   Jane W. Korhonen, CFA
         Portfolio Manager                           Portfolio Manager

-----------------------
   1PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

   THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

   THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF NOVEMBER 30, 1999, AND MAY NOT REFLECT THE VIEWS OF THE MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.








                                       3                         FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

COMMON STOCK (87.1%)

      Shares          Security Description            Value
     ----------  -------------------------------  --------------

     BUSINESS SERVICES (43.8%)
        60,700   Aspect Development, Inc. *         $ 2,898,425
        46,400   Broadvision, Inc. *                  4,318,100
        35,450   Documentum, Inc. *                   1,192,006
        91,702   Eclipsys Corp. *                     2,235,236
        60,600   Getty Images, Inc. *                 2,393,700
       116,600   Integrated Systems, Inc. *           3,344,963
        56,452   MemberWorks, Inc. *                  1,411,300
         5,375   Novadigm, Inc. *                        93,391
        68,486   QRS Corp. *                          3,980,749
        85,100   RSA Security, Inc. *                 3,169,975
        45,257   Synopsys, Inc.                       3,275,475
                                                  --------------
                                                     28,313,320
                                                  --------------

     CHEMICALS & ALLIED PRODUCTS (2.8%)
        32,367   Abbott Laboratories                  1,229,952
        17,400   Collagenex Pharmaceuticals, Inc. *     382,800
        12,700   Guilford Pharmaceuticals, Inc. *       185,737
                                                  --------------
                                                      1,798,489
                                                  --------------

     COMMUNICATIONS (1.2%)
           900   Cumulus Media, Inc. *                   36,000
        41,070   Pacific Gateway Exchange, Inc. *       749,527
                                                  --------------
                                                        785,527
                                                  --------------

     EATING & DRINKING PLACES (6.0%)
       118,988   Avado Brands, Inc. *                   572,630
       108,475   O'Charleys, Inc. *                   1,423,734
        53,275   Papa John's International, Inc. *    1,912,908
                                                  --------------
                                                      3,909,272
                                                  --------------
     EDUCATIONAL SERVICES (5.4%)
        83,500   Apollo Group, Inc. *                 2,244,063
        93,965   Sylvan Learning Systems, Inc. *      1,239,163
                                                  --------------
                                                      3,483,226
                                                  --------------

     ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
        EXCEPT COMPUTER EQUIPMENT (7.0%)
        72,550   Advanced Lighting Technologies, Inc. * 399,025
        40,050   AstroPower, Inc. *                     500,625
        55,000   ATMI, Inc. *                         1,674,063
        94,950   SIPEX Corp. *                        1,317,431
        35,600   Tekelec *                              631,900
                                                  --------------
                                                      4,523,044
                                                  --------------

     ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
        RELATED SERVICES (3.9%)
        51,059   AHL Serices, Inc. *                    938,209
        17,150   Incyte Pharmaceuticals, Inc. *         497,350
       232,550   US Oncology, Inc. *                  1,097,357
                                                  --------------
                                                      2,532,916
                                                  --------------

     FOOD STORES (1.8%)
        44,100   Starbucks Corp. *                    1,171,406
                                                  --------------

     HEALTH SERVICES (2.3%)
       111,500   Sunrise Assisted Living, Inc. *      1,463,437
                                                  --------------


  MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
     PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (3.7%)
        39,660   ArthroCare Corp. *                 $ 2,399,430
         9,350   Bionx Implants, Inc. *                  24,544
                                                  --------------
                                                      2,423,974
                                                  --------------

  MISCELLANEOUS RETAIL (1.5%)
        73,050   Wilmar Industries, Inc. *              986,175
                                                  --------------

  MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.6%)
        50,150   Forward Air Corp. *                  1,560,919
        25,075   Landair Corp. *                        125,375
                                                  --------------
                                                      1,686,294
                                                  --------------

  RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.6%)
        14,750   Trex Co., Inc. *                       379,813
                                                  --------------

  SOCIAL SERVICES (0.6%)
        24,825   Bright Horizons Family Solutions, Inc. 383,236
                                                  --------------

  TRANSPORTATION BY AIR (1.3%)
        40,500   Atlantic Coast Airlines Holdings *     840,375
                                                  --------------


  TRANSPORTATION SERVICES (0.4%)
        22,400   Railworks Corp. *                      224,000
                                                  --------------

  WHOLESALE TRADE - DURABLE GOODS (2.2%)
       140,720   PSS World Medical, Inc. *            1,411,605
                                                  --------------




Total Common Stock (Cost $41,887,096)                56,316,109
                                                  --------------

  SHORT-TERM INVESTMENTS (12.9%)

  Principal Amount      Security Description          Value
  -----------------  ---------------------------  --------------
  FEDERAL HOME LOAN MORTGAGE CORP. -
     DISCOUNT NOTES (3.9%)
    $ 1,250,000  5.43%, 12/9/99                     $ 1,248,517
     1,250,000   5.50%, 12/14/99                      1,247,558
                                                  --------------
                                                      2,496,075
                                                  --------------

  CASH MANAGEMENT ACCOUNTS (9.0%)
     3,305,325   BT Investment Money Market Fund      3,305,325
     2,533,902   BT Institutional Cash Management
                    Fund                              2,533,902
                                                  --------------
                                                      5,839,227
                                                  --------------
  Total Short-Term Investments
    (Cost $8,335,302)                                 8,335,302
                                                  --------------


   TOTAL INVESTMENTS (100.0%) (Cost $50,222,398)   $ 64,651,411
                                                  ==============




   -------------------------------------------------------------
   *  Non-income producing security.


                                       4                          FORUM FUNDS[R]

--------------------------------------------------------------------------------
BIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


COMMON STOCK (95.1%)

      Shares         Security Description             Value
     ---------  -------------------------------  ---------------

     AMUSEMENT & RECREATION SERVICES (1.5%)
       11,850   Walt Disney Co.                       $ 330,319
                                                 ---------------

     APPAREL & ACCESSORY STORES (4.7%)
       13,020   CVS Corp.                               516,731
       11,975   Gap, Inc.                               484,988
                                                 ---------------
                                                      1,001,719
                                                 ---------------

      BUILDING MATERIALS (2.6%)
       11,350   Lowe's Cos., Inc.                       565,372
                                                 ---------------

     BUSINESS SERVICES (9.3%)
        8,500   Computer Associates International, Inc. 552,500
        7,100   Microsoft Corp. *                       646,433
        5,420   Oracle Corp. *                          367,544
       19,575   Parametric Technology Co. *             444,108
                                                 ---------------
                                                      2,010,585
                                                 ---------------

     CHEMICALS & ALLIED PRODUCTS (11.5%)
        8,070   Abbott Laboratories                     306,660
        5,925   Bristol-Myers Squibb Co.                432,895
        9,450   Colgate-Palmolive Co.                   518,569
        7,425   E.I. du Pont de Nemours & Co.           441,323
        8,900   Praxair, Inc.                           397,163
        4,290   Warner-Lambert Co.                      384,759
                                                 ---------------
                                                      2,481,369
                                                 ---------------

     COMMUNICATIONS (7.5%)
        4,275   GTE Corp.                               312,075
        9,275   MCI Worldcom, Inc. *                    766,926
       10,150   SBC Communications, Inc.                527,166
                                                 ---------------
                                                      1,606,167
                                                 ---------------

     DEPOSITORY INSTITUTIONS (7.9%)
        7,900   Chase Manhattan Corp.                   610,275
       11,540   Citigroup, Inc.                         621,718
       10,225   Wells Fargo Co.                         475,463
                                                 ---------------
                                                      1,707,456
                                                 ---------------

     ELECTRIC, GAS & SANITARY SERVICES (1.4%)
        9,015   CMS Energy Corp.                        299,748
                                                 ---------------

     ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
        EXCEPT COMPUTER EQUIPMENT (9.1%)
        6,500   Intel Corp.                             498,469
        7,075   Linear Technology Corp.                 502,767
        7,550   Lucent Technologies, Inc.               551,622
        4,270   Texas Instruments, Inc.                 410,187
                                                 ---------------
                                                      1,963,045
                                                 ---------------

     FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
        TRANSPORTATION EQUIPMENT (0.9%)
        7,725   Maso Corp.                              195,056
                                                 ---------------

     FOOD & KINDRED PRODUCTS (1.7%)
       10,675   PepsiCo, Inc.                           368,955
                                                 ---------------


 GENERAL MERCHANDISE STORES (2.4%)
        7,246   Dayton Hudson Corp.                     511,296
                                                 ---------------


 HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-
    CONTRACTORS (2.3%)

       13,000   Halliburton Co.                       $ 502,938
                                                 ---------------

 INDUSTRIAL & COMMERCIAL MACHINERY &
    COMPUTER EQUIPMENT (11.4%)

        8,225   Cisco Systems, Inc. *                   733,567
        6,745   Compaq Computer Corp.                   164,831
        7,220   Deere & Co.                             310,009
        9,600   Dover Corp.                             416,400
        3,725   Hewlett-Packard Co.                     353,409
       10,100   Ingersoll-Rand Co.                      489,219
                                                 ---------------
                                                      2,467,435
                                                 ---------------

 INSURANCE (2.9%)
        5,956   American International Group, Inc.      614,957
                                                 ---------------

 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
    PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (2.3%)
       12,600   Medtronic, Inc.                         489,825
                                                 ---------------

 MISCELLANEOUS MANUFACTURING INDUSTRIES (2.9%)
       15,475   Tyco International Ltd.                 619,967
                                                 ---------------

 NONDEPOSITORY CREDIT INSTITUTIONS (4.3%)
        9,950    Freddie Mac                            491,281
       17,625    MBNA Corp.                             445,031
                                                 ---------------
                                                        936,312
                                                 ---------------
 PETROLEUM REFINING & RELATED INDUSTRIES (2.4%)
        5,050   Mobil Corp.                             526,778
                                                 ---------------



 PHARMACEUTICAL PREPARATIONS (1.3%)
        5,381   American Home Products Corp.            279,812
                                                 ---------------

 WATER TRANSPORTATION (2.0%)
       10,000   Carnival Corp.                          441,250
                                                 ---------------


 WHOLESALE TRADE - NONDURABLE GOODS (2.8%)
       11,370   Cardinal Health, Inc.                   594,793
                                                 ---------------

Total Common Stock (Cost $16,437,849)                20,515,154
                                                 ---------------


 SHORT TERM INVESTMENTS (4.9%)
  Principal Amount      Security Description           Value
  -----------------  ---------------------------  ---------------
   $ 1,051,059  BT Investment Money Market Fund
                   (Cost $1,051,059)                $ 1,051,059
                                                 ---------------




  TOTAL INVESTMENTS (100.0%) (COST $17,488,908)     $21,566,213
                                                 ===============


    ------------------------------------------------------------
     *  Non-income producing security.


                                       5                          FORUM FUNDS[R]

------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 1999
------------------------------------------------------------------------------------------------

                                                             BIA                    BIA
                                                          SMALL-CAP               GROWTH
                                                           GROWTH                 EQUITY
                                                            FUND                   FUND
                                                     --------------------   --------------------

ASSETS
Investments (Note  2)
  Investments, at cost                                      $ 50,222,398           $ 17,488,908
  Net unrealized appreciation                                 14,429,013              4,077,305
                                                     --------------------   --------------------
Total investments, at value                                   64,651,411             21,566,213

Receivable for securities sold                                    31,028                      -
Interest, dividends and other receivables                         16,604                 24,951
Receivable for Fund shares sold                                  129,150                139,220
                                                     --------------------   --------------------

Total Assets                                                  64,828,193             21,730,384
                                                     --------------------   --------------------

LIABILITIES
 Payable for securities purchased (Note 3)                        56,201                595,515
 Payable to adviser (Note 3)                                      44,709                  2,148
 Payable to administrator (Note 3)                                 5,118                  3,333
 Accrued expenses and other liabilities                           15,462                 10,151
                                                     --------------------   --------------------

Total Liabilities                                                121,490                611,147
                                                     --------------------   --------------------

NET ASSETS                                                  $ 64,706,703           $ 21,119,237
                                                     ====================   ====================

COMPONENTS OF NET ASSETS
 Paid-in capital                                            $ 46,771,739           $ 17,133,808
 Undistributed net investment income (loss)                     (188,525)                 7,858
 Net realized gain (loss) from investments                     3,694,476                (99,734)
 Unrealized appreciation of investments                       14,429,013              4,077,305
                                                     --------------------   --------------------

NET ASSETS                                                  $ 64,706,703           $ 21,119,237
                                                     ====================   ====================

SHARES OF BENEFICIAL INTEREST                                  5,259,176              2,042,636

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE                                                 $ 12.30                $ 10.34

See Notes to Financial Statements                6                FORUM FUNDS[R]


---------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (unaudited)
PERIOD ENDED NOVEMBER 30, 1999
---------------------------------------------------------------------------------------------------


                                                                BIA                    BIA
                                                             SMALL-CAP               GROWTH
                                                              GROWTH                 EQUITY
                                                               FUND                   FUND
                                                        --------------------   --------------------

INVESTMENT INCOME
  Interest income                                                  $ 73,612               $ 20,480
  Dividend income                                                     4,113                 71,771
                                                        --------------------   --------------------
Total Investment Income                                              77,725                 92,251
                                                        --------------------   --------------------

EXPENSES
 Investment advisory (Note 3)                                       213,319                 55,067
 Administration (Note 3)                                             21,332                 16,889
 Transfer agency (Note 3)                                             7,657                  7,660
 Custody                                                              6,678                  7,364
 Accounting (Note 3)                                                 17,200                 17,200
 Audit                                                                5,500                  4,750
 Legal                                                                   52                     17
 Trustees                                                             1,319                    450
 Reporting                                                            5,200                  1,800
 Compliance                                                          14,907                 14,606
 Miscellaneous                                                        1,273                    625
                                                        --------------------   --------------------
Total Expenses                                                      294,437                126,428
  Fees waived (Note 4)                                              (28,187)               (52,919)
                                                        --------------------   --------------------
Net Expenses                                                        266,250                 73,509
                                                        --------------------   --------------------

NET INVESTMENT INCOME (LOSS)                                       (188,525)                18,742
                                                        --------------------   --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on investments                        3,694,476                (99,734)
   Net change in unrealized appreciation on investments           8,348,255                692,981
                                                        --------------------   --------------------

NET REALIZED AND UNREALIZED GAIN  ON
 INVESTMENTS                                                     12,042,731                593,247
                                                        --------------------   --------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $ 11,854,206              $ 611,989
                                                        ====================   ====================


See Notes to Financial Statements               7                 FORUM FUNDS[R]



----------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
PERIOD ENDED NOVEMBER 30, 1999
----------------------------------------------------------------------------------------------------------------------------
                                                                        BIA                              BIA
                                                                     SMALL-CAP                         GROWTH
                                                                      GROWTH                           EQUITY
                                                                       FUND                             FUND
                                                           -----------------------------      ------------------------------

                                                               Amount         Shares              Amount          Shares
NET ASSETS - June 28, 1999 (Note 1)                             $       -                          $       -
                                                           ---------------                    ---------------

OPERATIONS
 Net investment income (loss)                                    (188,525)                            18,742
 Net realized gain (loss) on investments sold                   3,694,476                            (99,734)
 Net change in unrealized appreciation of investments           8,348,255                            692,981
                                                           ---------------                    ---------------
Net Increase in Net Assets Resulting from Operations           11,854,206                            611,989
                                                           ---------------                    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                                   -                            (10,884)
                                                           ---------------                    ---------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                15,762,206     1,543,324           10,059,549        996,844
 Transactions due to acquistion                                39,482,102     3,948,210           11,053,062      1,105,306
 Reinvestment of distribution's                                         -             -                    7              1
 Redemption of shares                                          (2,391,811)     (232,358)            (594,486)       (59,515)
                                                           ---------------  ------------      ---------------   ------------

Net Increase from Capital Transactions                         52,852,497     5,259,176           20,518,132      2,042,636
                                                           ---------------  ============      ---------------   ============

Net Increase in Net Assets                                     64,706,703                         21,119,237
                                                           ---------------                    ---------------

NET ASSETS - November 30, 1999 (A)                           $ 64,706,703                       $ 21,119,237
                                                           ===============                    ===============

(A) Undistributed net investment
     income (loss)                                             $ (188,525)                           $ 7,858
                                                           ===============                    ===============


See Notes to Financial Statements             8                   FORUM FUNDS[R]

---------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (unaudited)
---------------------------------------------------------------------------------------------------------------------


These financial highlights reflect selected data and ratios for a share outstanding throughout the period:



                                                                            BIA                         BIA
                                                                         SMALL-CAP                    GROWTH
                                                                          GROWTH                      EQUITY
                                                                           FUND                        FUND
                                                                  ------------------------    ------------------------
                                                                     June 28, 1999 (b)           June 28, 1999 (b)
                                                                            to                          to
                                                                     November 30, 1999           November 30, 1999
                                                                  ------------------------    ------------------------

NET ASSET VALUE, Beginning of Period                                               $10.00                      $10.00
                                                                  ------------------------    ------------------------

OPERATIONS
 Net investment income (loss)                                                       (0.04)                       0.01
 Net realized and unrealized gain on investments                                     2.34                        0.34
                                                                  ------------------------    ------------------------
Total from Investment Operations                                                     2.30                        0.35
                                                                  ------------------------    ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                                  -                       (0.01)
                                                                 ------------------------    -------------------------

NET ASSET VALUE, End of Period                                                     $12.30                      $10.34
                                                                  ========================    ========================

TOTAL RETURN                                                                       23.00%                       3.47%

RATIO/SUPPLEMENTARY DATA
   Net assets at end of period (000's omitted)                                    $64,707                     $21,119
   Ratios to Average Net Assets
     Expenses, including waiver of fees (a)                                         1.25%                       1.00%
     Expenses, excluding waiver of fees (a)                                         1.38%                       1.72%
   Net investment income (loss), including waiver of fees (a)                      (0.88%)                      0.26%

PORTFOLIO TURNOVER RATE                                                               24%                         19%



------------------------------------------------------------------

(a)  Annualized.
(b)  See Note 1 in Notes to Financial Statements for commencement of operations.



See Notes to Financial Statements                 9               FORUM FUNDS[R]

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to BIA Small-Cap Growth Fund and BIA Growth Equity Fund (individually a "Fund", and collectively, "the Funds"), each a diversified series of Forum Funds(R) (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The BIA Small-Cap Growth Fund and BIA Growth Equity Fund commenced operations on June 28, 1999 after acquiring the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership (each a "Partnership," collectively the "Partnerships"), respectively. Each Fund issued shares in exchange for the net assets of its corresponding Partnership. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of nineteen active fund series and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.


                                       10                         FORUM FUNDS[R]

--------------------------------------------------------------------------------

NOVEMBER 30, 1999
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory & Trust Company, (the "Adviser") a fully owned subsidiary of Brown Capital Holdings Incorporated. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from BIA Small-Cap Growth Fund and BIA Growth Equity Fund at an annual rate of 1.00% and 0.75%, respectively, of each Fund's average daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million, and 0.075% of the remaining average daily net assets of each Fund, subject to a $40,000 minimum.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $39,000, plus certain amounts based upon the asset levels of the Funds as well as the number and type of portfolio transactions made by the Fund.

NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees for the period June 28, 1999 to November 30, 1999 as follows: BIA Small-Cap Growth Fund, $28,187 and BIA Growth Equity Fund, $52,919.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period June 28, 1999 to November 30, 1999, were as follows:

                                       BIA                       BIA
                             SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND
Cost of Purchases                  $18,172,494                 $2,539,712
Proceeds from Sales                 11,180,496                  3,113,360


NOTE 6. ACQUISITION OF FUNDS

As of June 28, 1999, BIA Small-Cap Growth Fund and BIA Growth Equity Fund acquired all of the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership, respectively. Each Partnership's net assets and unrealized gain immediately prior to acquisition were as follows:

                                                   NET ASSETS   UNREALIZED GAINS
BIA Small-Cap Growth Fund Limited Partnership      $39,482,102     $6,080,758
BIA Growth Equity Fund Limited Partnership          11,053,062      3,384,324

The net assets of BIA Small-Cap Growth Fund and BIA Growth Equity Fund immediately after the acquisition were $39,482,102 and $11,053,062, respectively. The shares issued as a result of the acquisition amounted to 3,948,210 and 1,105,306, respectively.


                                       11                         FORUM FUNDS[R]

                                 [Blue Banner]











                               INVESTMENT ADVISER
                   Brown Investment Advisory & Trust Company
                                 Furness House
                                19 South Street
                              Baltimore, MD 21202


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101




      This report is authroized for distribution only to shareholders and to others who have received a copy of the Funds prospectuses.